UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                           July 9, 2002
                          Date of Report
                (Date of earliest event reported)



                  Palladium Communications, Inc.
      (Exact name of registrant as specified in its charter)


       Nevada                   33-18143-d                      87-0449399
------------------------   ------------------------      ---------------------
(State of incorporation)   (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)


                  416 W.  Muhammad Ali Boulevard
                    Louisville, Kentucky 40202
             (Address of principal executive offices)

                          (502) 585-6364
                 (Registrant's telephone number)


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ITEM 5: OTHER INFORMATION

     The Securities and Exchange Commission has granted acceleration of the effective date of the Palladium Communications, Inc. registration statement on Form SB-2, which was filed with the SEC on June 17, 2002. The registration statement, as amended, became effective Tuesday, July 9, 2002, without review by the SEC. As a result, 162,400,000 common shares, which may be issued to the selling stockholders upon the conversion of secured convertible debentures and/or upon the exercise of warrants, have been registered under the Securities Act of 1933.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        7/9/02
Date: ____________________      Palladium Communications, Inc.




                                     /s/ Raymond C. Dauenhauer, Jr.
                                By: ________________________________________
                                    Raymond C. Dauenhauer, Jr.
                                    President, CEO, Principal Financial and
                                    Accounting Officer, and Director